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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 22, 2005

                                    PDI, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                     0-24249                22-2919486
 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)        Identification No.)

                          Saddle River Executive Centre
                                1 Route 17 South,
                             Saddle River, NJ 07458
              (Address of principal executive offices and zip Code)

                                 (201) 258-8450
               Registrant's telephone number, including area code:


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On October 26, 2005, PDI, Inc. (the "Company") provided the following update with respect to the securities action entitled In re PDI Securities Litigation.

As disclosed on August 22, 2005, the United States District Court for the District of New Jersey dismissed the Second Consolidated and Amended Class Action Complaint in In re PDI Securities Litigation (Civil Action No.:
02-cv-0211-JLL) without prejudice to plaintiffs. On October 22, 2005, the plaintiffs filed a Third Consolidated and Amended Class Action Complaint.

The Third Consolidated and Amended Complaint (like the previously dismissed Second Consolidated and Amended Complaint) names the Company, its former chief executive officer and its chief financial officer as defendants; purports to state claims against the Company on behalf of all persons who purchased the Company's common stock between May 22, 2001 and August 12, 2002; and seeks money damages in unspecified amounts and litigation expenses including attorneys' and experts' fees.

The essence of the allegations in the Third Consolidated and Amended Complaint is that the Company intentionally or recklessly made false or misleading public statements and omissions concerning its financial condition and prospects with respect to its marketing of Ceftin(R) in connection with the October 2000 distribution agreement with GSK, its marketing of Lotensin(R) in connection with the May 2001 distribution agreement with Novartis, as well as its marketing of Evista(R) in connection with the October 2001 distribution agreement with Eli Lilly and Company.

The Company believes that the allegations in this purported securities class action are without merit and intends to file a motion to dismiss the action.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PDI, INC.

                                        By: /s/Brian Boyle
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                                            Brian Boyle, Chief Financial Officer

Date: October 26, 2005